1 Keefe, Bruyette & Woods Investor Conference Presentation Exhibit 99.1

This presentation may contain forward-looking statements
regarding Renasant Corporation.  All forward-looking
statements involve risk and uncertainty and actual results could differ materially from the anticipated results or other
expectations expressed in the forward-looking statements.  A discussion of factors that could cause actual results to differ materially from those expressed in the forward-looking
statements is included in the Company’s filings with the United
States Securities and Exchange Commission.

3 NASDAQ Global Select Market 102 Year Old Community Bank Renasant Corporation Background

Parent of Renasant Bank, and Renasant Insurance
$2.5 billion in assets
Operate 61 banking and insurance offices in 38 cities in
Mississippi, Tennessee and Alabama
Insurance agency - $35 million annual P & C and Life premium
Mortgage Lending Division - Over $400 million annual
originations
Wealth Management Division - Over $450 million assets under
management
Recent Acquisitions: Renasant Bancshares, July 2004; Heritage
Financial Holding Corporation, January 2005
Profile

5 Attractive Markets Solid Financial Performance Quality Credit Prudent Growth Strategies Capable Management Team Key Investment Points

Renasant  Bank Offices
Current Market
Target Market
Corporate Headquarters
Renasant Insurance Offices
TENNESSEE
MISSISSIPPI
ALABAMA
FLORIDA
Jackson
Madison
Tuscaloosa
Oxford
Brentwood
Murfreesboro
Nashville
Huntsville
Birmingham
Decatur
Muscle
Shoals
Florence
Corinth
Tupelo
Memphis
Cordova
Germantown
Hernando
Horn Lake
Southaven
Louisville
Columbus
Starkville
Mobile
Pensacola
Panama City
Grenada
Attractive Markets
Pre 2004 Key Markets
Destin
Gulf Shores
Franklin

7 Attractive Markets Pre 2004 Key Markets Available Deposits Market Growth Market Share Tupelo 1.3 Billion 8% 22% DeSoto County 1.2 Billion 8% 5% Total 2.5 Billion

Attractive Markets
Acquisitions
2004 Renasant Bancshares
Assets: $226 Million
Deposits: $185 Million
Loans: $172 Million
Offices: Germantown, Cordova, TN
2005 Heritage Financial Holding Corporation
Assets: $540 Million
Deposits: $381 Million
Loans: $391 Million
Offices: Birmingham (3), Huntsville
(2), Decatur (3), Alabama
De Novo
2005 Nashville, TN - Limited Service Bank
2005 Oxford, MS – Full Service Bank
2005 East Memphis – Full Service Bank
2006 Collierville – Full Service Bank

Renasant  Bank Offices
Current Market
Target Market
Corporate Headquarters
Renasant Insurance Offices
TENNESSEE
MISSISSIPPI
ALABAMA
FLORIDA
Jackson
Madison
Tuscaloosa
Oxford
Brentwood
Murfreesboro
Nashville
Huntsville
Birmingham
Decatur
Muscle
Shoals
Florence
Corinth
Tupelo
Memphis
Cordova
Germantown
Hernando
Horn Lake
Southaven
Louisville
Columbus
Starkville
Mobile
Pensacola
Panama City
Grenada
Attractive Markets
Key Growth Markets
Gulf Shores
Franklin
Destin
As of 6/30/06 approximately
71% of loans and 60%
of deposits are held in our
key growth markets.

Attractive Markets
Current
Key Markets Available Deposits Deposit Growth Deposit Share
Tupelo 1.3 Billion 8% 24%
DeSoto County 1.2 Billion 8% 5%
Birmingham 14.7 Billion 8% 1%
Decatur 1.1 Billion 3% 13%
Huntsville/Madison 5.5 Billion 8% 3%
Germantown 1.3 Billion 10% 15%
Oxford .5 Billion 12% 0%
Collierville .5 Billion 10% 0%
Memphis/Cordova 21 Billion 10% 0%
Nashville/Brentwood 13.5 Billion 11% 0%
Total 60.6 Billion

Attractive Markets
Alabama
Birmingham -
• 3.1% Unemployment Rate
• 6.3% and 10.4% growth in income and housing
over the past quarter on record
• 10
th
Hottest Location for Business Expansion in
the U.S.
Huntsville -
• Salaries.com listed as best value for salaries and
cost of living
• #1 Mid-market in the south - Southern Business &
Development Magazine
• B.R.A.C. – 4,000 Military / 10,000 Civilian Families to
relocate here
Decatur -
• Home to 20 fortune 500 Companies
• BRAC to relocate here as well

Tennessee
Memphis -
• Ranked #7 for hottest cities for business
expansion and #7 for real estate markets by
Expansion Management Magazine
• 10 Renasant locations within Memphis MSA
• Key distribution hub of the mid-south as well as the
entire nation
Nashville -
• Major companies relocating headquarters to this
region
• Hottest city for business expansion 2 years in a row
by Expansion Management Magazine
• Over 401 major business relocations over the past 3
years
Attractive Markets

Attractive Markets
Mississippi
DeSoto County -
•
Fastest growing county in
Mississippi
•
Highest median household income
in the State
Oxford -
•
One of the nation’s hottest real estate
markets
•
Average home valued at $214,000
Tupelo -
•
Ranked 2
nd
in the Nation as
“most active micropolitan area for
new and expanding industries.”

14 Total Loans ($ Millions) Solid Financial Performance: Loan Growth Does not include mortgage loans held for sale. Year to date as of 6/30/06. 700 1,000 1,300 1,600 1,900

15 Loan Growth by Market State Trailing 12 Month Loan Growth Tennessee $86 Million Mississippi $18 Million Alabama $33 Million Total Growth $137 Million

16 77% 23 % Loan Composition – June 2006 Solid Financial Performance Commercial Consumer Real Estate Non- Real Estate 82% 18%

17 Total Deposits ($ Millions) Solid Financial Performance: Deposit Growth Year to date as of 6/30/06. 1,000 1,250 1,500 1,750 2,000

18 Deposit Growth by Market State Trailing 12 Month Deposit Growth Tennessee $58 Million Mississippi $133 Million Alabama $28 Million Total Growth $219 Million

19 Solid Financial Performance Deposit-Composition-–-June-2006 80% Core Deposits 28% 12% 14% 25% 21% Time >/= $100K Savings/ MMkt Non-Int. Demand Interest Bearing Time < $100K

20 Quarterly Net-Interest Income ($000) Solid Financial Performance: Growing Net-Interest Income 12,000 14,000 16,000 18,000 20,000 22,000 Net Interest Income Excluding SOP 03-3

21 Solid Financial Performance: Net Interest Margin Year to date for the six months ended 6/30/06. Net Interest Margin (%) 3.80 4.00 4.20 4.40 4.60 4.80 NIM Excluding SOP 03-3

1.00
1.40
1.80
2.20
2.60
RNST Peer Average
Solid Financial Performance: Non-Interest Income
/Average Assets
Source:  SNL Financial and Company reports.
Peer group includes publicly traded banks headquartered in AL, AR, FL, GA, LA, MS and TN with assets between $1 billion and $10 billion, excluding merger targets.
Non-Interest Income /Average Assets (%) - Annualized

23 2006 Non Interest Income / Average Assets Mississippi Division 3.23% Tennessee Division 0.28% Alabama Division 1.46% Solid Financial Performance: Fee Income Opportunity

24 Solid Financial Performance: Fee Income Composition Loan = 25% Deposit = 42% Mortgage Loan = 13% Insurance = 8% Trust and Wealth Management = 6% Other = 6%

2.75
3.00
3.25
3.50
3.75
4.00
RNST Peer Average
Solid Financial Performance: Non-Interest Expense
/Average Assets
Non-Interest Expense /Average Assets (%) - Annualized
Source:  SNL Financial and Company reports.
Peer group includes publicly traded banks headquartered in AL, AR, FL, GA, LA, MS and TN with assets between $1 billion and $10 billion, excluding merger targets.

0.40
0.48
0.56
0.64
0.72
1.40
1.70
2.00
2.30
2.60
Annual Earnings per Share ($)
Thru 2005
5 YR CAGR = 14%
10 YR CAGR = 8%
Solid Financial Performance:  Improving Trend in
EPS
Quarterly Earnings per Share ($)

0.00
0.13
0.26
0.39
0.52
2001 2002 2003 2004 2005 YTD
RNST Peer Average
0.00
0.25
0.50
0.75
1.00
2001 2002 2003 2004 2005 YTD
RNST Peer Average
NPLs + 90 / Loans (%)
NCOs / Avg Loans (%)
Quality Credit
Source:  SNL Financial and Company reports.
Peer group includes publicly traded banks headquartered in AL, AR, FL, GA, LA, MS and TN with assets between $1 billion and $10 billion, excluding merger targets.
Net charge off data annualized.
RNST year to date as of or for the six months ended 6/30/06.  Peer data year to date as of or for the three months ended 3/31/06.

Outstanding Loan Concentration
for June 2006
Largest Loan Outstanding to One Borrower - $13.5 million
Average Loan over $2 million - $3.5 million
Average Commercial Credit - $168,250
Quality Credit
14%
86%
$2M Plus
Other

Prudent Growth Strategies
Loans
• Key Hires of Commercial Relationship Officers
• HELOC referrals from Mortgage Lending Division
Core Deposits
• High Performance Business and Consumer Checking
• Renasant Relationship Account
• Cash Management Services
Wealth Management
•
Expanding-Private-Client-Financial-Services-Center--One-Stop-Shop-staffed-with
CPA,-CFP,-Trust-Relationship-Officer,-and-Lender
•
Expand-Renasant-Financial-Services-–-Retail-Investment-Sales
Mortgage Lending
• Expanding wholesale in Memphis and Nashville
• Expanding retail in Memphis, Birmingham and Nashville
Insurance
• Strategic Alliances
• Bank Integration

30 Prudent Growth Strategies De Novo Plans • Birmingham, AL 2007 • Huntsville, AL 2007 • Oxford, MS 2007 • Nashville, TN 2007

Name Title Experience
E. Robinson McGraw Chairman and CEO – Renasant Bank &
Renasant Corporation       36 years
Frank Cianciola President- Renasant Tennessee  29 years
Steve Corban Senior Executive Vice President- 25 Years
General Counsel
Jim Gray Senior Executive Vice President-CIO 27 years
Stuart Johnson Senior Executive Vice President-CFO 28 years
Harold Livingston Senior Executive Vice President-
Chief Credit Officer 33 years
Larry Mathews President-Renasant Alabama 29 years
Claude Springfield, III Senior Executive Vice President-
Chief Credit Policy Officer 36 years
Mitch Waycaster President- Renasant Mississippi 26 years
Average Years of Experience 30 years
Capable Management Team

RNST NASDAQ Bank Index
19 years of
Dividend Increases
Price Performance and Shareholder Return
Since 12/31/2000
Price Total Dividend
Performance Return
(1)
Yield
RNST 251% 308% 2.18%
NASDAQ Bank Index 66 83 2.34
Source: Bloomberg.
Data as of 7/19/06.
Prices are adjusted for stock splits and dividends.
(1) Includes reinvestment of dividends.

33
Fair Valuation
Est 2006 Est 2006 Price / Dividend
GAAP P/E Cash P/E Book Yield
RNST 16.7 x 16.1 x 181% 2.2%
Peer Average 16.8 16.3 209 1.9
Source:  SNL Financial.
Pricing data as of 7/19/06.
Earnings estimates are consensus of Wall Street analysts' estimates as compiled by First Call.
Cash basis ratios calculated by adding back latest quarter before-tax amortization annualized.
Peer group includes publicly traded banks headquartered in AL, AR, FL, GA, LA, MS and TN with assets between $1 billion and $10 billion, excluding merger targets.

34 Attractive Markets Solid Financial Performance Quality Credit Prudent Growth Strategies Capable Management Team Key Investment Points

35 Nasdaq:RNST www.renasant.com Jim Gray Stuart Johnson Senior Executive Vice President-CIO Senior Executive Vice President-CFO 662-680-1217 662-680-1472 jimg@renasant.com stuartj@renasant.com